                                   MARKWEST
          NUMBER                 HYDROCARBON, INC.      SHARES



             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
             20,000,000 SHARES  OF COMMON STOCK -- $.01 PAR VALUE

                                                          CUSIP
                                                        SEE REVERSE
                                                   FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


Is The Owner of


   FULLY PAID AND NON-ASSESSABLE SHARES OF $.01 PAR VALUE COMMON STOCK OF

                          MARKWEST HYDROCARBON, INC.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers.

     Dated:

     ______________________________    _________________________
     Brian T. O'Neill, Secretary       John M. Fox, President


COUNTERSIGNED:
  American Securities Transfer & Trust, Inc.
  P.O. Box 1596
  Denver, Colorado 80201


  By _____________________________________
     Transfer Agent & Registrar Authorized Signature

                          MARKWEST HYDROCARBON, INC.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    -as tenants in common          UNIF GIFT MIN ACT.....Custodian.......
TEN ENT    -as tenants by the entireties                   (Cust)        (Minor)
JT TEN     -as joint tenants with right   under Uniform Gifts to Minors
            of survivorship and not as    Act............................
            tenants in common                        (State)


    Additional abbreviations may also be used though not in the above list.


- --------------------------------------------------------------------------------


     For Value Received, __________________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________________________   Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________ attorney-in-
fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated  _____________________________


                    ______________________________________________________

                    ______________________________________________________

                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


_______________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. rule 17Ad-15.